UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     August 10, 2004

Barrier Therapeutics, Inc.

(Exact name of registrant specified in its charter)

Delaware	000-50680	22-3828030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 College Road East, Suite 3200, Princeton, New Jersey 08540
(Address of principal executive offices)

(609) 945-1200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name and former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits, Pro Forma Financial Information and Exhibits.
EXHIBIT INDEX
PRESS RELEASE DATED AUGUST 10, 2004

Item 5. Other Events and Regulation FD Disclosure.

     On August 10, 2004, Barrier Therapeutics, Inc. issued a press release regarding its product candidate ZimycanTM. In the press release, Barrier Therapeutics announced that in a Phase III clinical study of Candida-associated diaper dermatitis in infants, ZimycanTM achieved statistical significance versus vehicle for all primary and secondary endpoints. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

          99.1 – Press release, dated August 10, 2004, entitled “Barrier Therapeutics Announces Positive Phase III Data on ZimycanTM”

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRIER THERAPEUTICS, INC.

Date: August 11, 2004	By:	ANNE M. VANLENT

	Name:	Anne M. VanLent
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Press release dated August 10, 2004